UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2012

Sara Lee Corporation

(Exact name of registrant as specified in charter)

Maryland	1-3344	36-2089049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3500 Lacey Road, Downers Grove, Illinois 60515

(Address of principal executive offices)

Registrant’s telephone number, including area code: (630) 598-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.*

A copy of presentation materials provided at meetings held by members of senior management of Sara Lee Corporation (“Sara Lee”) and of Sara Lee’s wholly owned subsidiary DE International Holdings (“DE International”) is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 8.01	Other Events.

On March 14, 2012, DE International filed an amendment to its registration statement on Form F-1 (the “registration statement amendment”) with the U.S. Securities and Exchange Commission relating to the spin-off of Sara Lee’s Coffee and Tea business and related transactions, which are described in the registration statement amendment. The registration statement amendment is included as Exhibit 99.2 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.*

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers Accountants N.V., an independent registered public accounting firm

99.1	Presentation Materials

99.2	Amendment No. 1 to Registration Statement on Form F-1 filed by DE International Holdings with the U.S. Securities and Exchange Commission on March 14, 2012 (File No. 333-179839)

*	The information furnished under Item 7.01 and Exhibit 99.1 furnished under Item 9.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of Sara Lee Corporation under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2012

SARA LEE CORPORATION

By:	/s/ Mark A. Garvey
Name:	Mark A. Garvey
Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers Accountants N.V., an independent registered public accounting firm

99.1	Presentation Materials

99.2	Amendment No. 1 to Registration Statement on Form F-1 filed by DE International Holdings with the U.S. Securities and Exchange Commission on March 14, 2012 (File No. 333-179839)